Lord Abbett                       Research
                               Fund
                                                              o Small-Cap Series
                                                              o Large-Cap Series

                                                              1998 ANNUAL REPORT

                               [GRAPHIC OMITTED]

                                                 Two portfolios designed to help
                                                 you build for your future

                                    [LOGO](R)

         Lord Abbett Research Fund Large-Cap Series o Small--Cap Series

                                        A Tradition of
                                     Value
                                         Investing

[GRAPHIC OMITTED]

                                We recognize each investor's need for a
                                well-diversified portfolio. Our value investing process can benefit investors in both large and small company stocks. Our goal, to provide investors competitive returns with relatively moderate fluctuations in price, applies to both Series.

--------------------------------------------------------------------------------
Value Investing at Work in a    Lord Abbett Research Fund--Large-Cap Series has
Portfolio of Large Company      produced long-term returns above the average of
Stocks and a Portfolio of       mutual funds that focus on large companies.
Small Company Stocks

                                Large-Cap Series Performance
                                Average Annual Total Returns as of 11/30/98

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   [The following table was depicted as a bar graph in the printed material.]

                                                           3 years      5 years
                                                           -------      -------

                                The Large-Cap Series         19.7%        19.8%
                                Morningstar Average of
                                 Large Value Funds           19.2%        17.4%
                                Morningstar Average of
                                 Growth & Income Funds       21.0%        18.4%

                                The Small-Cap Series has outperformed small company stocks in general and the average of mutual funds that focus on small companies for the period since its inception.

                                Small-Cap Series Performance
                                Average Annual Total Returns as of 11/30/98

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                                        Life of
                                                           1 year      Series(1)
                                                           ------      ---------

                                The Small-Cap Series       -11.7%        16.2%
                                Morningstar Average of
                                 Small Company Funds        -6.0%        11.3%
                                Morningstar Average of
                                 Small Value Funds          -8.7%        13.3%
                                Russell 2000 Index          -6.7%         9.7%

                                Performance data shown is for Class A shares at net asset value and assumes the reinvestment of all distributions. Comparative fund performance provided by Morningstar, Inc., does not account for the deduction of sales charges and would be different if sales charges were included.

--------------------------------------------------------------------------------
Average Annual Total Returns    Average annual total returns for the periods
                                ended 12/31/98 at the Class A share maximum sales charge of 5.75%, with all distributions reinvested:

                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                Large-Cap Series(2)

                                1 year                          9.60%
                                5 years                        18.40%
                                Life of Series                 18.27%

                                Small-Cap Series(3)

                                1 year                        -12.70%
                                Life of Series                 15.74%

                                The results quoted herein represent past performance, which is no indication of future results. The investment return and principal value of an investment in either Series will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

                            (1) Period 12/13/95-11/30/98 for the Small-Cap
                                Series; 1/1/96-11/30/98 for Morningstar averages and the Russell 2000 Index, an unmanaged index consisting of the common stocks of 2000 companies. The Index is unavailable for investment.

                            (2) The Large-Cap Series commenced operations
                                6/3/92.

                            (3) The Small-Cap Series commenced operations
                                12/13/95.

                                During the 5-year and Life-of-Series periods shown, Lord Abbett waived or assumed a portion of fees and expenses for each Series. Please see the Series' prospectus for a history of such waivers and assumptions. There are no plans to continue such waivers and assumptions in the future.

Report to Shareholders

For the Fiscal Year Ended November 30, 1998

[PHOTO OMITTED]

/s/ Robert S. Dow
---------------------------
Robert S. Dow
Chairman

January 5, 1999

"Third quarter price declines provided tremendous opportunities for value investors, like Lord Abbett..."

Lord Abbett Research Fund completed its fiscal year on November 30, 1998. We are pleased to present you with an overview of performance and class-specific data for the period.

                             Large-Cap Series                       Small-Cap Series
                    -----------------------------------------------------------------
                    Class A  Class B  Class C     Class A  Class B  Class C  Class Y+
                    -----------------------------------------------------------------
Net asset value      $21.91   $21.71   $21.73      $14.36   $14.20   $14.20   $14.40
Capital gains paid   $ 0.71   $ 0.71   $ 0.71      $ 0.29   $ 0.25   $ 0.25   $   --
Total return*        +13.45%  +12.56%  +12.61%     -11.71%  -12.27%  -12.27%  -11.87%

The market momentum seen in the early months of 1998 was overcome in the third quarter as concerns regarding economic and political crises in Asia and Russia hit home. During the fourth quarter, many of the world's financial markets experienced healthy recoveries that were triggered by interest-rate declines in the U.S. and Europe. The third quarter price declines that affected stocks in general, and small-cap stocks in particular, provided tremendous opportunities for value investors, like Lord Abbett, who focus on undervalued stocks of companies with prospects that exceed the earnings expectations reflected in their stock prices.

About the Large-Cap Series

The Series' strong absolute returns for the period were due, in part, to our decision to maintain an overweighting of financial company holdings. After a weak start, these holdings benefited from attractive valuations relative to their expected earnings and from ongoing industry consolidations.

Favorable earnings developments and merger activity among pharmaceutical and health care holdings enhanced the portfolio's performance, as did our particular stock selections in the energy sector. Interim price weakness among technology companies created the opportunity to add technology stocks to the portfolio, as we anticipated that this industry would continue to perform well into the New Year. The announcement of the Exxon-Mobil merger had a positive impact on the Series' performance, although, overall, companies in the electric utilities and energy sectors did not perform well during the period.

We believe that the anticipated environment of continued low inflation, modest economic growth and benign interest rates, combined with S&P 500's flat projected earnings growth in 1999, will favor the Series' research-driven value investment strategy in the years ahead.

About the Small-Cap Series**

In a year of challenge for small-cap stocks, our management team focused on various industry sectors. For example, our overweighting of companies in the technology and consumer non-cyclical industries, such as apparel and general retailers, which moved ahead of the broad market early in the year and then again during the fourth quarter, added significant value to the portfolio. On the other hand, we reduced our exposure to industrial companies late in the year when they continued to struggle despite improved market conditions.

We believe the stage is set for a small-cap rebound now that these companies are selling at historically low prices relative to larger companies and that our value approach will enable us to continue to provide attractive long-term returns relative to our peers. In addition, we find the Federal Reserve's three recent rate cuts encouraging because small-cap companies, which are less likely to be self-financing than their larger counterparts, have often outperformed large-cap companies in periods following such cuts.

Looking Ahead

We believe that our investment strategy of focusing on company fundamentals and long-term earnings potential should enable us to uncover solid investment values across industries in the years ahead. These opportunities should prove beneficial as the "flight to liquidity" phenomenon subsides and long-term investors shift their focus away from shorter-term expectations.

* Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

+     Not annualized. Class inception date is 12/30/97.

** Important Note: Lord Abbett Research Fund--Small-Cap Series Class A, B and C closed to new investors on April 9, 1998 in order to protect the integrity of its investment strategy.

LORD ABBETT RESEARCH FUND--LARGE-CAP SERIES

Unique Management Style Produces An Outperformer

Shareholders investing $10,000 at the Series' inception on June 3, 1992 had a portfolio worth $30,822 as of November 30, 1998, an average annual gain of 18.9%.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                        (Thousands)

Lord Abbett Research Fund --
 Large-Cap Series(1)                                      $30,822
Morningstar Average of Large
 Value Funds(2)                                           $26,464
Morningstar Average of
 Growth & Income Funds(2)                                 $27,000

(1) Series performance is at net asset value for Class A shares and assumes the reinvestment of all distributions.

(2) Source: Morningstar, Inc. Morningstar performance reflects the period 6/1/92-11/30/98.

LORD ABBETT RESEARCH FUND--SMALL-CAP SERIES

Seeking the Best Small-Cap Value Stocks

A $10,000 investment made on January 1, 1996 was worth $15,565 as of November 30, 1998, outperforming both the unmanaged Russell 2000 Index and the Morningstar Average of Small Value Funds.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                        (Thousands)

Lord Abbett Research Fund --
Small-Cap Series(1)                                       $15,565
Morningstar Average of Small
Value Funds(2)                                            $14,391
Russell 2000 Index(2)(3)                                  $13,084

(1) Series performance is at net asset value for Class A shares and assumes the reinvestment of all distributions.

(2)   Source: Morningstar, Inc.

(3) The Russell 2000 Index is an unmanaged index consisting of the common stocks of 2000 companies. An investor cannot invest directly in an index.
      Source: Morningstar, Inc.

A Note About Year 2000 Matters

As you probably know, the Fund depends on the proper functioning of computer systems for most, if not all, aspects of its operations. Many computer systems now in use cannot distinguish between the year 2000 (Y2K) and the year 1900, an inability that could disrupt the services provided to the Fund.

Lord Abbett, Lord Abbett Distributor llc, the Fund's transfer agent, the Fund's custodian and other providers of services critical to the Fund all have advised the Fund that they have been actively working on changes to their computer systems to prepare for the Year 2000 and expect that their systems, and those of their external service providers, will be adapted in time. Although the Y2K issue is unprecedented and the process of Y2K preparedness evaluation and systems remediation is an ongoing one, we presently believe that there will be no material effect on the Fund and its financial statements.

Important Information

Common stocks purchased by the Series are subject to market fluctuations, providing the potential for gains and the risk of loss. Lord Abbett Research Fund-Small-Cap Series invests in small-cap companies, which typically have a higher risk of failure and historically have experienced a greater degree of illiquidity and market volatility than large-cap companies. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Series issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor llc at 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 3/31/99, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Statement of Net Assets

SMALL-CAP SERIES November 30, 1998

                               Investments                                                                    Shares    Market Value
====================================================================================================================================
Investments in Common Stocks  96.45%
------------------------------------------------------------------------------------------------------------------------------------
Aerospace 8.19%               *Aviation Sales Company-Distributes aircraft spare parts                       127,300    $  4,710,100
                               AAR Corp.-Major supplier of products and services for the worldwide
                               aviation industry                                                             200,000       5,050,000
                              *Doncasters plc ADR-Supplier of tolerance-critical aircraft engine
                               components                                                                    400,000       6,550,000
                              *Moog Inc.+ Class A-Manufacturer of electrohydraulic control systems           547,100      15,865,900
                              *SPS Technologies Inc.-Producer of industrial fasteners                        175,000      10,018,750
                               Total                                                                                      42,194,750
------------------------------------------------------------------------------------------------------------------------============
Aluminum .79%                  IMCO Recycling Inc.-Major aluminum recycle and zinc and magnesium processor   273,700       4,088,393
------------------------------------------------------------------------------------------------------------------------============
Apparel 9.94%                  Garan Inc.+-Supplier of knitted and woven apparel                             260,000       7,020,000
                              *Gerber Childrenswear Inc.+-Markets infant and toddler apparel and related
                               products                                                                      750,000       7,078,125
                              *North Face Inc.+-Manufacturer of camping and outerwear                        900,000      11,362,500
                               Phillips Van Heusen Corp.-Apparel manufacturer                                575,000       4,025,000
                               Stride Rite Corp.+-Producer and retail marketer of adults and children's
                               shoes                                                                       2,470,000      21,766,875
                               Total                                                                                      51,252,500
------------------------------------------------------------------------------------------------------------------------============
Auto Parts 2.28%               Autocam Corp.-Designs and manufactures specialty metal alloys                  78,750       1,097,577
                               Clarcor Inc.-Manufactures oil and air filters                                 315,000       5,925,937
                               Control Devices Inc.-Manufactures circuit breakers and electronic sensors
                               for the auto industry                                                         281,291       3,973,235
                              *Hawk Corp.-Class A-Manufactures specialized components for aerospace,
                               industrial and commercial applications                                         66,900         769,350
                               Total                                                                                      11,766,099
------------------------------------------------------------------------------------------------------------------------============
Building Materials 6.08%       Calmat Co.-Producer of aggregates and asphalt                                 388,400      11,943,300
                              *Simpson Manufacturing Co., Inc.-Manufacturer of construction-related
                               fasteners                                                                     265,400       9,952,500
                              *Southdown Inc.-Producer of gray portland and masonry cement                   161,900       9,430,675
                               Total                                                                                      31,326,475
                               -----------------------------------------------------------------------------------------============

Statement of Net Assets

SMALL-CAP SERIES November 30, 1998

                               Investments                                                                    Shares    Market Value
====================================================================================================================================
Business Services .21%        *Right Management Consultants Inc.-Career transition services                   74,700    $  1,064,475
------------------------------------------------------------------------------------------------------------------------============
Capital Equipment 6.94%       *Gradall Industries Inc.-Makes wheeled hydraulic excavaters and rough-terrain, variable-reach material handlers, as well as related
                               service parts                                                                 175,700       2,360,969
                               Hughes Supply Inc.-Supplier of building materials and plumbing products       272,000       7,548,000
                               Manitowoc Company Inc.-Manufactures cranes and food service equipment           9,000         357,750
                               Milacron Inc. SA-A leading manufacturer of plastics machinery and
                               industrial consumable products                                                666,300      13,492,575
                               Oshkosh Truck Corp.+-Markets a broad range of heavy specialized motor
                               vehicles                                                                      400,000      12,000,000
                               Total                                                                                      35,759,294
------------------------------------------------------------------------------------------------------------------------============
Communications Equipment      *Commscope Inc.-Designs, makes and markets coaxial cables                      235,000       3,569,063
3.11%                          General Cable Inc.-Manufacturer of copper wire and cable                      250,000       4,750,000
                               Telxon Corp.-Supplier of hand-held wireless computer links                    284,600       7,684,200
                               Total                                                                                      16,003,263
------------------------------------------------------------------------------------------------------------------------============
Computer: Hardware 8.55%      *Electronics for Imaging Inc.-Develops technologies that enable digital
                               color printing over computer networks                                       1,490,100      39,953,306
                               Zebra Technologies Corp.-Class A-Provider of bar code labeling systems        123,200       4,134,900
                               Total                                                                                      44,088,206
------------------------------------------------------------------------------------------------------------------------============
Computer: Software .76%       *Inso Corp.-Develops and markets software tools for proofing, reference
                               and information management                                                    145,000       3,905,938
------------------------------------------------------------------------------------------------------------------------============
Containers 1.14%              *BWAY Corp.-Manufacturer of steel containers                                   297,600       4,854,600
                              *Ivex Packaging Corp.-Designer and manufacturer of flexible packaging
                               products                                                                      28,100         547,950
                               Tuscarora Inc.-Designs and makes interior protective packaging and material
                               handling solutions                                                            36,800          473,800
                               Total                                                                                       5,876,350
------------------------------------------------------------------------------------------------------------------------============
Electrical Equipment 2.71%     American Precision Industries Inc.-Manufactures motion control and
                               electronic products for aerospace, industry and the military                  239,000       3,316,125
                               Ametek, Inc.-Manufactures electrical and electronic products                   90,000       1,867,500
                              *Kollmorgen Corp.+-Manufacturer of motors and controls                         450,000       8,550,000
                              *Scientific Tech Inc.-Manufactures industrial safety and monitoring
                               equipment                                                                      45,600         252,225
                               Total                                                                                      13,985,850
------------------------------------------------------------------------------------------------------------------------============
Electronics: Components 7.11% *Anadigics Inc.-Supplies radio frequency and microwave integrated circuits
                               used to receive and transmit signals                                          107,200       1,340,000
                              *Artesyn Technologies Inc.-A manufacturer of power supplies and
                               measurement control systems for industrial equipment                          200,000       3,350,000
                               BEI Technologies Inc.+-Designs, makes and sells electronic devices that provide vital sensory input for the control systems of advanced
                               machinery and automation systems                                              400,000       4,850,000
                              *DII Group Inc.-Designs, manufactures and tests printed circuit boards         450,000       9,393,750
                               Methode Electronics Inc.-Producer of electronic components                    950,000      12,943,750
                              *Plexus Corp.-Designs, manufactures and tests printed circuit boards           159,600       4,788,000
                               Total                                                                                      36,665,500
------------------------------------------------------------------------------------------------------------------------============
Electronics: Equipment 1.59%  *Electro Scientific Industries Inc.-Provides electronics manufacturers with equipment necessary to produce key components used in wireless communications, computers, automotive electronics and many other
                               electronic products                                                            83,000       2,484,813
                              *GenRad Inc.-Electrical test and measurement equipment; auto diagnostic
                               equipment                                                                     350,000       5,687,500
                               Total                                                                                       8,172,313
------------------------------------------------------------------------------------------------------------------------============
Electronics: Semiconductors    Microsemi Corp.-Designs and manufactures integrated systems for the
1.82%                          computer and scientific-research markets                                       380,000      4,560,000
                               Unitrode Corp.-Makes and sells analog/linear and mixed-signal integrated
                               circuits                                                                       283,000      4,793,313
                               Total                                                                                       9,353,313
------------------------------------------------------------------------------------------------------------------------============
Engineering/Construction .99% *Michael Baker Corp.+-Engineering, operations and maintenance and
                               construction firm                                                              550,000      5,087,500
------------------------------------------------------------------------------------------------------------------------============
Fluid Separation .58%         *CUNO Inc.-Manufacturer of fluid filtration products for health care,
                               potable water and industrial fluid processing                                 200,000       2,987,500
------------------------------------------------------------------------------------------------------------------------============
Food 2.44%                     Dreyer's Grand Ice Cream Inc.-Ice cream manufacturer and distributor          510,000       6,948,750
                              *Midwest Grain Products Inc.-Manufacturer of wheat gluten, starch and
                               alcohol                                                                       120,000       1,620,000

Statement of Net Assets

SMALL-CAP SERIES November 30, 1998

                               Investments                                                                    Shares    Market Value
====================================================================================================================================
                               Sanderson Farms Inc.-Produces, processes, markets and distributes fresh
                               and frozen chicken and other prepared food                                    250,000    $  4,000,000
                               Total                                                                                      12,568,750
------------------------------------------------------------------------------------------------------------------------============
Furniture and Appliances .24% *Neutral Posture Ergonomics Inc.+-Producer of office chairs                    310,000       1,240,000
------------------------------------------------------------------------------------------------------------------------============
Health Care Products 5.69%     Arrow International Inc.-Supplies disposable catheters and related clinical
                               products                                                                      622,400      17,738,400
                               ADAC Laboratories-Designs, develops, makes, sells and services medical
                               imaging and health care information systems                                    18,300         475,800
                              *Gliatech Inc.-Develops and commercializes medical devices designed to
                               inhibit excessive surgical scarring and adhesion formation                    141,600       3,451,500
                               Invacare Corp.-Designs, makes and distributes medical equipment for the
                               home health care, retail and extended care markets                             50,000       1,196,875
                              *ICU Medical-Designs, makes and sells proprietary disposable medical
                               connection devices for use in intravenous therapy applications                147,800       2,752,775
                               Mentor Corp.-Develops, makes and sells a broad range of products for
                               plastic and reconstructive surgery                                            200,000       3,700,000
                               Total                                                                                      29,315,350
------------------------------------------------------------------------------------------------------------------------============
Health Care Services 2.73%    *Sierra Health Services Inc.-Provider of managed health and workers'
                               compensation plans in Nevada, Texas and the northeast                         615,000      14,068,125
------------------------------------------------------------------------------------------------------------------------============
Home Building 1.31%            Kaufman & Broad Home Corp.-Single-family home builder in California,
                               Texas and Nevada                                                              200,000       5,037,500
                              *Newmark Homes Corp.-Provides single-family homes in five major markets        195,400       1,709,750
                               Total                                                                                       6,747,250
------------------------------------------------------------------------------------------------------------------------============
Insurance: Property and        Chartwell Re Corp.-Property casualty insurance company                        225,000       6,215,625
Casualty 1.21%
------------------------------------------------------------------------------------------------------------------------============
Leisure Time .38%              K2 Inc.-Markets sporting goods, recreational and industrial products          170,000       1,933,750
------------------------------------------------------------------------------------------------------------------------============
Machinery: Diversified .98%    Albany International Corp.-Class A-Paper clothing machine manufacturer              1              19
                               Blount International Inc.-Class A-Manufacturer of timber-cutting equipment
                               and small arms accessories                                                    218,600       5,055,125
                               Total                                                                                       5,055,144
------------------------------------------------------------------------------------------------------------------------============
Manufacturing: Diversified     Varlen Corp.-Manufacturer of metal products used in a variety of industries    68,750       1,813,281
 .35%
------------------------------------------------------------------------------------------------------------------------============
Metals: Miscellaneous .35%    *Wolverine Tube Inc.-Manufacturer of copper and copper-alloy tubing             80,000       1,795,000
------------------------------------------------------------------------------------------------------------------------============
Gas and Oil: E&P 1.18%        *Meridian Resource Corp.-U.S. gas and oil exploration, development and
                               production company                                                          1,300,000       5,037,500
                               Range Resources Corp.-Acquires, develops and produces oil and gas
                               properties                                                                    250,000       1,046,875
                               Total                                                                                       6,084,375
------------------------------------------------------------------------------------------------------------------------============
Oil and Gas Drilling .45%     *Patterson Energy Inc.-Domestic land drilling service company                  500,000       2,343,750
------------------------------------------------------------------------------------------------------------------------============
Oil Well Equipment/Service     CARBO Ceramics Inc.-Produces and supplies ceramic proppants                    11,900         248,413
1.89%                         *Newpark Resources Inc.-Provides comprehensive environmental management and
                               oilfield construction services to the oil and gas industry                    700,000       5,162,500
                              *Oceaneering Int'l Inc.-Sub-sea diving services provider                       260,000       3,233,750
                               Offshore Logistics Inc.-Provides helicopter transportation services to the
                               worldwide offshore oil and gas industry                                        90,000       1,119,375
                               Total                                                                                       9,764,038
------------------------------------------------------------------------------------------------------------------------============
Printing and Publishing 3.40% *Scholastic Corp.+-A leading publisher of children's books and educational
                               materials                                                                     368,100      17,530,763
------------------------------------------------------------------------------------------------------------------------============
Retail: Food .49%              Ruddick Corp.-Manufactures sewing thread; operates supermarkets in the
                               southeast                                                                     130,000       2,543,125
------------------------------------------------------------------------------------------------------------------------============
Retail: Dept. & Merchandise   *Elder-Beerman Stores Corp.+-Operates midwestern department and shoe stores     675,000     9,745,313
1.89%
------------------------------------------------------------------------------------------------------------------------============
Specialty Materials 3.61%     *Rogers Corp.+-Manufacturer of specialty materials and components              685,000      18,580,625
------------------------------------------------------------------------------------------------------------------------============
Steel 1.44%                    Oregon Steel Mills Inc.-Manufacturer of steel plate, rail and pipe            449,100       5,697,956
                               Quanex Corp.-Manufacturer of specialty steel and aluminum products             96,000       1,722,000
                               Total                                                                                       7,419,956
                               -----------------------------------------------------------------------------------------============

Statement of Net Assets

SMALL-CAP SERIES November 30, 1998

                                                                                                            Shares or
                               Investments                                                           Principal Amount   Market Value
====================================================================================================================================
Textiles: Apparel .19%        *Dan River Inc.-Textile products provider for the home fashion and apparel
                               fabrics markets                                                              123,000    $    999,375
-----------------------------------------------------------------------------------------------------------------------=============
Transportation 2.88%           Air Express International Corp.-Air freight forwarding company               572,000      12,727,000
                              *AirNet Sys Inc.-Operates a national air transportation network and also
                               offers retail aviation fuel sales and related ground services                141,200       2,118,000
                               Total                                                                                     14,845,000
-----------------------------------------------------------------------------------------------------------------------=============
Truckers .56%                 *Smithway Motor Express Corp.+-Class A-Truckload carrier concentrating on the
                               flatbed segment                                                              325,000       2,884,375
                               ----------------------------------------------------------------------------------------=============
                               Total Investments in Common Stocks (Cost $531,780,040)                                   497,070,689
====================================================================================================================================
Other Assets, Less Liabilities 3.55%
====================================================================================================================================
Short-Term Investments         Baker Hughes Inc.
                               Discount note, 5.42% due 12/1/1998 (Cost $14,897,757)                        14,900M      14,897,757
-----------------------------------------------------------------------------------------------------------------------=============
Cash and Receivables, Net of Liabilities                                                                                  3,410,427
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Other Assets, Less Liabilities                                                      18,308,184
====================================================================================================================================
Net Assets 100.00%                                                                                                     $515,378,873
====================================================================================================================================

                               Class A Shares-Net asset value ($218,729,592 / 15,226,978 shares outstanding)                 $14.36

                               Maximum offering price (Class A Shares)                                                       $15.24

                               Class B Shares-Net asset value ($198,068,498 / 13,952,052 shares outstanding)                 $14.20

                               Class C Shares-Net asset value ($62,902,201 / 4,430,191 shares outstanding)                   $14.20

                               Class Y Shares-Net asset value ($35,678,582 / 2,478,036 shares outstanding)                   $14.40

                        *     Non-income producing security.
                        + Affiliated issuer (holdings represent 5% or more of the outstanding voting securities).
                              See Notes to Financial Statements.
                              The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and unaudited.

Statement of Net Assets

LARGE-CAP SERIES May 31, 1998

                               Investments                                                                    Shares   Market Value
===================================================================================================================================
Investments in Common Stocks 93.63%
===================================================================================================================================
Apparel 1.03%                  VF Corp.-Leading producer of blue jeans and other apparel                      30,000   $  1,471,875
-----------------------------------------------------------------------------------------------------------------------============
Banks: Money Center 1.55%      Chase Manhattan Corp.-Major money-center bank holding company                  35,000      2,220,313
-----------------------------------------------------------------------------------------------------------------------============
Banks: Regional 6.34%          Banc One Corp.-Leading bank-holding company                                    52,552      2,696,575
                               BankAmerica Corp.-Major money-center bank                                      25,000      1,629,701
                               Comerica Inc.-Midwestern regional bank holding company                         11,150        719,175
                               First Union Corp.-Major East Coast bank                                        35,000      2,126,250
                               Mellon Bank Corp.-Commercial bank located in Pittsburgh, PA                    14,900        937,769
                               Washington Mutual Inc.-Leading savings and loan company                        25,000        968,750
                               Total                                                                                      9,078,220
-----------------------------------------------------------------------------------------------------------------------============
Brokers 1.32%                  Morgan Stanley, Dean Witter, Discover & Co.-Major brokerage and credit card
                               company                                                                        27,000      1,883,250
-----------------------------------------------------------------------------------------------------------------------============
Chemicals 2.03%                Air Products & Chemicals Inc.-Industrial gas producer                          37,600      1,433,500
                               DuPont DeNemours, E.I. & Co.-Major U.S.-based producer of plastic and chemicals25,000      1,468,750
                               Total                                                                                      2,902,250
-----------------------------------------------------------------------------------------------------------------------============
Communications Services 4.14%  CBS Inc.-Largest pure-play radio and broadcasting company                      50,000      1,490,625
                               First Data Corp.-Information supplier for credit card processing and related
                               services                                                                       87,000      2,321,813
                               Time-Warner Inc.-A major entertainment and communications firm                 20,000      2,115,000
                               Total                                                                                      5,927,438
-----------------------------------------------------------------------------------------------------------------------============
Computer: Hardware 6.13%       International Business Machines Corp.-World's largest computer manufacturer    24,000      3,960,000

Statement of Net Assets

LARGE-CAP SERIES May 31, 1998

                               Investments                                                                    Shares   Market Value
===================================================================================================================================
                              *Sun Microsystems Inc.-Supplier of network computer products including workstations, servers, software, microprocessors, and a full range of services
                               and support                                                                    47,000    $ 3,480,938
                               Unisys Corp.-Provides information services, technology, software and customer
                               support                                                                        47,000      1,339,500
                               Total                                                                                      8,780,438
-----------------------------------------------------------------------------------------------------------------------============
Computer: Peripherals 3.15%    EMC Corp.-A supplier of high-performance storage devices and related services  35,000      2,537,500
                               Seagate Technology Inc.-Manufacturer of computer disk drive equipment          67,000      1,976,500
                               Total                                                                                      4,514,000
-----------------------------------------------------------------------------------------------------------------------============
Drugs/Health Care Products     American Home Products Corp.-Producer of drugs, food housewares and packaged
5.34%                          medicine and medical products                                                  65,000      3,461,250
                               Bristol-Myers Squibb Company-Major worldwide pharmaceutical concern with other interests in infant nutrition, non-prescription medications, medical devices
                               and toiletries                                                                 15,000      1,838,438
                               Pharmacia & Upjohn Inc.-Develops, makes and sells prescription pharmaceutical
                               and other related health care products                                         45,000      2,342,812
                               Total                                                                                      7,642,500
-----------------------------------------------------------------------------------------------------------------------============
Electric Power 5.74%           Carolina Power & Light Co.-Electric utility company serving North and South
                               Carolina                                                                       60,000      2,782,500
                               Duke Power Co.-Electric utility company serving North and South Carolina       50,000      3,128,125
                               Florida Progress Corp.-Supplies electricity in Florida; mines, procures and
                               transports coal, and transports bulk commodities                               50,000      2,137,500
                               FPL Group-One of the nation's premier electric utilities, serving about
                               7 million people in Florida's east, southeast and southwest coasts              2,800        171,500
                               Total                                                                                      8,219,625
-----------------------------------------------------------------------------------------------------------------------============
Electrical Equipment 2.27%     Emerson Electric Co.-Diversified manufacturer of consumer and industrial
                               electrical components                                                          50,000      3,250,000
-----------------------------------------------------------------------------------------------------------------------============
Electronics: Semiconductors    Texas Instruments, Inc.-Major producer of semiconductors and electronic
1.60%                          equipment                                                                      30,000      2,291,250
-----------------------------------------------------------------------------------------------------------------------============
Food 6.74%                     Best Foods-Producer of diversified packaged foods                              35,000      2,034,375
                               ConAgra Inc.-Major producer of agricultural and consumer products              30,900        971,419
                               Heinz H.J. Co.-Domestic packaged foods producer                                67,000      3,906,937
                               Ralston Purina Co.-Produces and sells dog and cat foods                        50,000      1,740,625
                               Sara Lee Corp.-A diversified maker of branded food products, apparel
                               and household consumer products                                                17,000        992,375
                               Total                                                                                      9,645,731
-----------------------------------------------------------------------------------------------------------------------============
Health Care Products 1.64%     Baxter International Inc.-World's leading distributor and major manufacturer
                               of hospital supplies and related medical equipment                             37,000      2,351,812
-----------------------------------------------------------------------------------------------------------------------============
Health Care Services 1.68%     Columbia/HCA Healthcare-A leading HMO                                          60,000      1,477,500
                              *Humana Inc.-Major U.S. provider of managed-health plans                        47,000        931,188
                               Total                                                                                      2,408,688
-----------------------------------------------------------------------------------------------------------------------============
Insurance: Life 3.27%          American General Corporation-A leading provider of financial services, including life/health insurance, annuities, consumer credit and mortgage
                               financing                                                                      47,000      3,310,562
                               Jefferson-Pilot Corp.-Life insurance holding company                           20,000      1,365,000
                               Total                                                                                      4,675,562
-----------------------------------------------------------------------------------------------------------------------============
Insurance: Property and        Chubb Corp.-Broad-based property and casualty insurance organization           27,000      1,891,687
Casualty 2.41%                 Cigna Corp.-Multi-line insurance and medical services company                  20,000      1,556,250
                               Total                                                                                      3,447,937
-----------------------------------------------------------------------------------------------------------------------============
Machinery: Diversified 1.22%   Deere & Co.-World's largest manufacturer of farm equipment                     50,000      1,746,875
-----------------------------------------------------------------------------------------------------------------------============
Manufacturing Diversified      United Technologies Corp.-Diversified manufacturing company                    17,000      1,822,188
1.27%
-----------------------------------------------------------------------------------------------------------------------============
Natural Gas: Distribution .57% Columbia Energy Group-Utility holding company and natural gas provider         14,400        817,200
-----------------------------------------------------------------------------------------------------------------------============
Natural Gas: Diversified 1.46% The Coastal Corporation-A diversified gas pipeline company                     60,000      2,092,500
-----------------------------------------------------------------------------------------------------------------------============
Office Equipment/Supplies .75% Xerox Corp.-World's leading duplication technology supplier                    10,000      1,075,000
-----------------------------------------------------------------------------------------------------------------------============
Oil: International            *British Petroleum Ltd. ADS-U.K.-based worldwide petroleum company              30,000      2,763,750
Integrated 7.45%               Exxon Corp.-World's largest integrated oil company                             27,000      2,026,687

Statement of Net Assets

LARGE-CAP SERIES May 31, 1998

                               Investments                                                                    Shares   Market Value
===================================================================================================================================
                               Mobil Corp.-Large international oil company                                    35,000    $ 3,016,562
                               Total S.A. ADR-Leading French international oil and gas company                46,800      2,860,650
                               Total                                                                                     10,667,649
-----------------------------------------------------------------------------------------------------------------------============
Paper and Forest Products      Bowater Inc.-Manufacturer of newsprint, groundwood, kraft pulp and             47,000      1,856,500
3.13%                          lumber products
                               Champion International Corp.-Makes and sells paper for business communications, commercial printings, publications, newspapers and
                               wood products                                                                  40,000      1,662,500
                               Georgia-Pacific Corp.-Producer of paper and forest products                    17,000        964,750
                               Total                                                                                      4,483,750
-----------------------------------------------------------------------------------------------------------------------============
Photographic 1.52%             Eastman Kodak Co.-Leading manufacturer of photographic film and equipment      30,000      2,176,875
-----------------------------------------------------------------------------------------------------------------------============
Printing and Publishing 2.85%  Dow Jones & Co., Inc.-Publisher of the Wall Street Journal and Barron's and
                               operator of news wires and information retrieval services                      45,000      2,151,562
                               Tribune Co.-Major Chicago-based newsprint company                              30,000      1,923,750
                               Total                                                                                      4,075,312
-----------------------------------------------------------------------------------------------------------------------============
Retail: Department &           May Department Stores Company-Leading department store retailer                25,500      1,537,969
Merchandise 3.18%              Wal Mart Stores Inc.-Largest U.S. discount retailer                            40,000      3,012,500
                               Total                                                                                      4,550,469
-----------------------------------------------------------------------------------------------------------------------============
Telephone: Long Distance 4.70% AT&T Corp.-Global telecommunications giant                                     70,000      4,361,875
                               MCI Worldcom Inc.-Diversified telecommunications company                       40,000      2,360,000
                               Total                                                                                      6,721,875
-----------------------------------------------------------------------------------------------------------------------============
Telephone: Regional 5.32%      Alltel Corp.-Regional telephone holding company                                48,000      2,544,000
                               Bell Atlantic Corp.-Regional telephone company                                 48,000      2,670,000
                               SBC Communication Inc.-Regional telephone company                              50,000      2,396,875
                               Total                                                                                      7,610,875
-----------------------------------------------------------------------------------------------------------------------============
Tobacco 1.45%                  Philip Morris Inc.-Leading tobacco company                                     37,000      2,069,687
-----------------------------------------------------------------------------------------------------------------------============
Waste Management 2.38%         Browning Ferris Industries Inc.-A leading international provider of solid
                               waste disposal services                                                        28,300        834,850
                               Waste Management Inc.-A leading waste-management concern                       60,000      2,572,500
                               Total                                                                                      3,407,350
                               ----------------------------------------------------------------------------------------============
                               Total Investments in Common Stocks (Cost $115,418,413)                                   134,028,494
===================================================================================================================================
Other Assets, Less Liabilities 6.37%
===================================================================================================================================
Short-Term Investments         Baker Hughes Inc.
                               Discount note 5.42% due 12/1/1998                                              6,100M      6,099,081
                               Federal Home Loan Bank
                               Discount note 5.22% due 12/1/1998                                              7,000M      6,998,999
                               Total Short-Term Investments (Cost $13,098,080)                                           13,098,080
-----------------------------------------------------------------------------------------------------------------------============
Cash and Receivables, Net of Liabilities                                                                                 (3,973,353)
-----------------------------------------------------------------------------------------------------------------------============
                               Total Other Assets, Less Liabilities                                                       9,124,727
===================================================================================================================================
Net Assets 100.00%                                                                                                     $143,153,221
===================================================================================================================================

                               Class A Shares-Net asset value ($100,700,724 / 4,596,041 shares outstanding)                  $21.91

                               Maximum offering price (Class A Shares)                                                       $23.25

                               Class B Shares-Net asset value ($34,744,462 / 1,600,267 shares outstanding)                   $21.71

                               Class C Shares-Net asset value ($7,708,035 / 354,770 shares outstanding)                      $21.73

                        *     Non-income producing security.
                              See Notes to Financial Statements.
                              The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and unaudited.

Statements of Operations

                                                                    Year Ended November 30, 1998
                                                                    ----------------------------
                                                                      Small-Cap        Large-Cap
Investment Income (Loss)                                                 Series           Series
================================================================================================
Income        Dividends                                           $   3,973,730    $   1,683,924
              Interest                                                1,075,114          411,358
              Total income                                            5,048,844        2,095,282
              ----------------------------------------------------------------------------------
Expenses      Management fee                                           4,270,210         768,547
              12b-1 distribution plan-Class A                           692,900          183,383
              12b-1 distribution plan-Class B                         2,199,355          265,809
              12b-1 distribution plan-Class C                           730,710           44,918
              Registration fee                                           82,000           56,274
              Shareholder servicing                                     976,918          171,428
              Professional                                               37,044           17,401
              Reports to shareholders                                   137,898           33,582
              Other                                                      10,374            9,857
              Total expenses                                          9,137,409        1,551,199
              ----------------------------------------------------------------------------------
              Net investment income (loss)                           (4,088,565)         544,083
              ----------------------------------------------------------------------------------
Realized and Unrealized (Loss) Gain on Investments
================================================================================================
Realized gain (loss) from investment transactions
              Proceeds from sales                                   355,342,025       97,382,850
              Cost of investments sold                              385,722,200       96,157,021
              Net realized gain (loss)                              (30,380,175)       1,225,829
              ----------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of investments               (49,772,112)      10,300,214
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              (80,152,287)      11,526,043
------------------------------------------------------------------------------------------------
Net Increase (decrease) in Net Assets Resulting from Operations   $ (84,240,852)   $  12,070,126
================================================================================================

            See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                               Year Ended November 30,       Year EndedNovember 30,
                                                                                    1998          1998           1997          1997
                                                                               -----------------------   --------------------------
                                                                               Small-Cap     Large-Cap      Small-Cap     Large-Cap
Increase in Net Assets                                                            Series        Series         Series        Series
=======================================================================================================  ==========================
Operations    Net investment income                                         $ (4,088,565)  $    544,083  $   (305,891)  $    83,720
              Net realized gain (loss) from investment transactions          (30,380,175)     1,225,829     7,311,353     2,486,165
              Net unrealized appreciation (depreciation) of investments      (49,772,112)    10,300,214    14,506,701     4,973,080
              Net increase (decrease) in net assets resulting from
              operations                                                     (84,240,852)    12,070,126    21,512,163     7,542,965
              -----------------------------------------------------------------------------------------  --------------------------
Undistributed net investment income included in price of share
transactions                                                                           -        550,688             -       281,705
-------------------------------------------------------------------------------------------------------  --------------------------
Distributions to shareholders from:
              Net investment income-Class A                                            -       (217,361)            -      (157,269)
              Net investment income-Class B                                            -              -             -        (7,958)
              Net investment income-Class C                                            -              -             -             -
              Net realized gain from investment transactions-Class A          (3,626,593)    (1,758,495)            -      (943,694)
              Net realized gain from investment transactions-Class B          (2,865,444)      (683,991)            -      (360,069)
              Net realized gain from investment transactions-Class C            (808,272)       (60,358)            -             -
              Total distributions                                             (7,300,309)    (2,720,205)            -    (1,468,990)
              -----------------------------------------------------------------------------------------  --------------------------
Capital share transactions:
              Net proceeds from the sale of shares                           276,645,136     78,226,590   423,020,783    44,131,403
              Net asset value of shares issued to shareholders in
              reinvestment of net investment income and realized gain
              from investment transactions                                     6,933,940      2,588,508             -     1,404,618
              Total                                                          283,579,076     80,815,098   423,020,783    45,536,021
              -----------------------------------------------------------------------------------------  --------------------------
              Cost of shares reacquired                                     (112,434,885)   (17,358,805)  (17,529,274)   (5,687,429)
              -----------------------------------------------------------------------------------------  --------------------------
              Increase in net assets derived from capital share
              transactions                                                   171,144,191     63,456,293   405,491,509    39,848,592
              -----------------------------------------------------------------------------------------  --------------------------
Increase in net assets                                                        79,603,030     73,356,902   427,003,672    46,204,272
-------------------------------------------------------------------------------------------------------  --------------------------
Net Assets
              Beginning of period                                            435,775,843     69,796,319     8,772,171    23,592,047
              -----------------------------------------------------------------------------------------  --------------------------
              End of period+                                                $515,378,873   $143,153,221  $435,775,843   $69,796,319
              =====================================================================================================================

      + Including undistributed (overdistributed) net investment income of $(1,774) and $278,752 as of November 30, 1998 and undistributed (overdistributed) net investment income of $(271,581) and $423,847 as of November 30, 1997 for the Small-Cap Series and Large-Cap Series, respectively.
            See Notes to Financial Statements.

Financial Highlights

SMALL-CAP SERIES

                                                                      Class A Shares                              Class B Shares
                                           -----------------------------------------   -----------------------------------------
                                                                        December 13,                               December 13,
                                                            Year Ended    1995(a) to                  Year Ended     1995(a) to
                                           November 30,   November 30,  November 30,   November 30,  November 30,  November 30,
Per Share Operating Performance:                   1998           1997          1996           1998          1997          1996
====================================================================================   ========================================
Net asset value, beginning of period          $   16.56     $    12.01    $    10.00      $   16.44     $   12.00     $   11.67
------------------------------------------------------------------------------------   ----------------------------------------
      Income (loss) from
      investment operations
      Net investment income (loss)                 (.06)(c)        .02(c)        .127          (.17)(c)      (.09)(c)       .001
      Net realized and unrealized
      gain (loss) on investments                  (1.85)          4.53          2.658         (1.82)         4.53           .329
      Total from investment operations(1.91)       4.55           2.785        (1.99)          4.44           .33
      -------------------------------------------------------------------------------   ----------------------------------------
      Distributions
      Dividends from net investment income           --             --          (.075)           --            --            --
      Distributions from net realized gain         (.29)            --          (.700)         (.25)           --            --
      -------------------------------------------------------------------------------   ----------------------------------------
Net asset value, end of period                $   14.36     $    16.56    $    12.01      $   14.20     $   16.44     $   12.00
------------------------------------------------------------------------------------   ----------------------------------------
Total Return(d)                                  (11.71)%        37.89%        28.24%(e)     (12.27)%       37.00%         2.84%(e)
===============================================================================================================================
      Ratios to Average Net Assets:
      Expenses, including waiver and
      reimbursements                               1.28%          1.17%          .01%(e)       2.00%         1.86%          .04%(e)
      Expenses, excluding waiver and
      reimbursements                               1.28%          1.17%         1.00%(e)       2.00%         1.86%          .07%(e)
      Net investment income (loss)                 (.37)%          .10%         1.02%(e)      (1.09)%        (.56)%         .01%(e)
      =========================================================================================================================

                                                                                     Class C Shares              Class Y Shares
                                                             --------------------------------------     -----------------------
                                                               Year Ended       April 1, 1997(b) to     December 30, 1997(b) to
                                                             November 30,              November 30,                November 30,
Per Share Operating Performance:                                     1998                      1997                        1998
===================================================================================================     =======================
Net asset value, beginning of period                            $   16.44                 $   12.81                   $   16.34
---------------------------------------------------------------------------------------------------     -----------------------
      Income (loss) from investment operations
      Net investment loss                                            (.17)(c)                  (.05)(c)                    (.01)(c)
      Net realized and unrealized gain (loss) on investments        (1.82)                     3.68                       (1.93)
      Total from investment operations                              (1.99)                     3.63                       (1.94)
      ---------------------------------------------------------------------------------------------     -----------------------
      Distributions
      ---------------------------------------------------------------------------------------------     -----------------------
      Distributions from net realized gain                           (.25)                       --                          --
Net asset value, end of period                                  $   14.20                 $   16.44                   $   14.40
---------------------------------------------------------------------------------------------------     -----------------------
Total Return(d)                                                    (12.27)%                   28.34%(e)                  (11.87)%(e)
===============================================================================================================================
      Ratios to Average Net Assets:
      Expenses                                                       2.00%                     1.25%(e)                     .96%(e)
      Net investment loss                                           (1.09)%                    (.30)%(e)                   (.05)%(e)
      =========================================================================================================================

                                                                         Six Months Ended      Year Ended   December 13, 1995(a) to
                                                                                  May 31,    November 30,              November 30,
Supplemental Data for All Classes:                                                   1998            1997                      1996
===================================================================================================================================
      Net assets, end of period (000)                                            $515,379        $435,776                   $8,772

      Portfolio turnover rate                                                       67.86%          45.24%                  110.09%
      =============================================================================================================================

(a)   Commencement of operations.
(b)   Commencement of offering respective class shares.
(c)   Calculated using average shares outstanding during the period.
(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(e)   Not annualized.
      See Notes to Financial Statements.

Financial Highlights

LARGE-CAP SERIES

                                                                                                     Class A Shares
                                                        -----------------------------------------------------------
                                                                                            Year Ended November 30,
Per Share Operating Performance:                             1998         1997           1996       1995       1994
===================================================================================================================
Net asset value, beginning of year                      $   20.08    $   17.86     $    15.54  $   12.79  $   12.33
-------------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                                   .15(a)       .08(a)         .270       .42        .34
      Net realized and unrealized gain on investments        2.45         3.21           3.505      3.44        .65
      Total from investment operations                       2.60         3.29           3.775      3.86        .99
      -------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                   (.06)        (.12)          (.57)      (.29)      (.20)
      Distributions from net realized gain                   (.71)        (.95)          (.885)     (.82)      (.33)
      -------------------------------------------------------------------------------------------------------------
Net asset value, end of year                            $   21.91    $   20.08     $    17.86  $   15.54  $   12.79
-------------------------------------------------------------------------------------------------------------------
Total Return(b)                                             13.45%       19.87%(d)      26.25%     32.82%      8.21%
===================================================================================================================
      Ratios to Average Net Assets:
      Expenses, including waiver and reimbursements          1.24%        1.52%(d)        .36%       .00%       .00%
      Expenses, excluding waiver and reimbursements          1.24%        1.52%           .96%      1.02%      1.15%
      Net investment income                                  0.74%        0.42%          2.24%      3.27%      2.65%
      =============================================================================================================

                                                                                  Class B Shares                 Class C Shares
                                                        ----------------------------------------   ----------------------------
                                                                                      August 1,                        April 1,
                                                                       Year Ended     1996(c) to                     1997(c) to
                                                                     November 30,   November 30,                   November 30,
Per Share Operating Performance:                             1998            1997           1996            1998           1997
================================================================================================   ============================
Net asset value, beginning of period                    $   20.00       $   17.83      $   15.24       $   20.01      $   16.90
------------------------------------------------------------------------------------------------   ----------------------------
      Income (loss) from investment operations
      Net investment income (loss)                             --(a)(e)      (.06)(a)        .12            (.01)(a)       (.07)(a)
      Net realized and unrealized gain on investments        2.42            3.20           2.66            2.44           3.18
      Total from investment operations                       2.42            3.14           2.78            2.43           3.11
      ------------------------------------------------------------------------------------------   ----------------------------
      Distributions
      Dividends from net investment income                     --            (.02)          (.19)             --             --
      Distributions from net realized gain                   (.71)           (.95)            --            (.71)            --
      ------------------------------------------------------------------------------------------   ----------------------------
Net asset value, end of period                          $   21.71       $   20.00      $   17.83       $   21.73      $   20.01
------------------------------------------------------------------------------------------------   ----------------------------
Total Return(b)                                             12.56%          18.92%         18.39%(d)       12.61%         18.40%(d)
===============================================================================================================================
      Ratios to  Average Net  Assets:
      Expenses                                               2.00%           2.28%           .59%(d)        2.00%          1.54%(d)
      Net investment income (loss)                           (.01)%          (.34)%          .22%(d)        (.04)%         (.37)%(d)
      =========================================================================================================================

                                                                                                           Year Ended November 30,
Supplemental Data For All Classes:                                       1998         1997         1996         1995          1994
==================================================================================================================================
      Net assets, end of year (000)                                  $143,153      $69,796      $23,592       $7,549        $5,558

      Portfolio turnover rate                                           99.14%       30.81%       62.25%       37.17%        43.85%
      ============================================================================================================================

(a)   Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)   Commencement of offering respective class shares.
(d)   Not annualized.
(e)   Amount less than $.01.
      See Notes to Financial Statements.

Copyright (C) 1999 by Lord Abbett Research Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203
This publication, when not used for the general information of shareholders of Lord Abbett Research Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning each Series' investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained in this publication will come to pass.
All rights reserved. Printed in the U.S.A.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Research Fund, Inc. (the "Company") is an open-end management investment company incorporated under Maryland law on April 26, 1992. The Company consists of three separate portfolios. This report covers two of the portfolios - Small-Cap Series and Large-Cap Series ("Series"). Each Series is diversified as defined under the Investment Company Act of 1940. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company: (a) Securites are valued as follows:
Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and ask price on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the last bid and ask prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities are valued at amortized cost which approximates market value. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Investment transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) For Large-Cap Series, a portion of proceeds from the sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

(e) The organization expenses of each Series are amortized evenly over a period of five years.

(f) Each Series may write call options on securities it owns. Premiums received by the Series upon writing covered call options are included in the Series' statement of net assets as an asset and an equivalent liability. The liability is adjusted daily to the market value of the options written. If an option expires, or if the Series enters into a closing purchase transaction, the Series realizes a gain or, if the cost of a closing purchase transaction exceeds the premium originally received, a loss, and the liability related to the option is extinguished. If an option is exercised, the proceeds of the sale of the underlying security are increased by the premium originally received when the option was written.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolios. The management fee paid is based on average daily net assets for each month at the annual rate of .75 of 1%. Each Series of the Company has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor llc ("Distributor"), an affiliate of Lord Abbett. Each Series makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, each Series pays Distributor (1) an annual service fee of 0.25% of the average daily net assets of Class A shares, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0.10% of the average daily net assets of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, each Series pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, each Series pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Class Y for Small-Cap Series does not have a Rule 12b-1 plan. Distributor received the following commissions on sales of Class A shares of each Series after concessions were paid to authorized dealers:

                                             Distributor                Dealers'
Series                                       Commissions             Concessions
--------------------------------------------------------------------------------
Small-Cap                                     $  467,657              $2,980,530
Large-Cap                                     $  214,749              $1,294,173
--------------------------------------------------------------------------------

Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Capital

The Company has authorized 170 million shares of $.001 par value capital stock for these two Series, designated as follows: Small-Cap Series: Class A-20 million, Class B-30 million, Class C-20 million, Class Y-30 million; Large-Cap
Series: Class A-20 million, Class B-30 million, Class C-20 million. Paid-in-capital for the Company amounted to $580,470,173 for the Small-Cap Series and $123,076,752 for the Large-Cap Series at November 30, 1998. Transactions in capital stock were as follows:

                                                            Year Ended 11/30/98
                         ------------------------------------------------------
                                   Small-Cap Series            Large-Cap Series
                         --------------------------  --------------------------
Class A                      Shares          Amount      Shares          Amount
---------------------------------------------------  --------------------------
Sales of shares           6,447,168   $ 106,238,429   2,662,006   $  54,926,487
---------------------------------------------------  --------------------------
Shares issued to share-
holders in reinvestment
of realized gain from
investment transactions     214,484       3,431,712      97,208       1,896,265
---------------------------------------------------  --------------------------
Total                     6,661,652     109,670,141   2,759,214      56,822,752
---------------------------------------------------  --------------------------
Shares reacquired        (3,627,964)    (54,893,698)   (605,676)    (12,303,172)
---------------------------------------------------  --------------------------
Increase                  3,033,688   $  54,776,443)  2,153,538   $  44,519,580
-------------------------------------------------------------------------------

                                                             Year Ended 11/30/97
                           -----------------------------------------------------
                                    Small-Cap Series            Large-Cap Series
                           -------------------------  --------------------------
Class A                        Shares         Amount       Shares         Amount
----------------------------------------------------  --------------------------
Sales of shares            12,367,107   $193,725,849    1,647,477  $ 30,647,212
----------------------------------------------------  --------------------------
Shares issued to share-
holders in reinvestment
of realized gain from
investment transactions            --             --       64,527     1,054,314
----------------------------------------------------  --------------------------
Total                      12,367,107    193,725,849    1,712,004    31,701,526
----------------------------------------------------  --------------------------
Shares reacquired            (862,855)   (13,900,051)    (226,484)   (4,259,360)
----------------------------------------------------  --------------------------
Increase                   11,504,252   $179,825,798)   1,485,520  $ 27,442,166
-------------------------------------------------------------------------------

Notes to Financial Statements

                                                            Year Ended 11/30/98
                           ----------------------------------------------------
                                    Small-Cap Series           Large-Cap Series
                           -------------------------  -------------------------
Class B                         Shares        Amount      Shares         Amount
----------------------------------------------------  -------------------------
Sales of shares             5,076,837   $ 83,914,314     822,431   $ 17,009,086
----------------------------------------------------  -------------------------
Shares issued to share-
holders in reinvestment
of realized gain from
investment transactions       171,715      2,735,421      32,991        633,431
----------------------------------------------------  -------------------------
Total                       5,248,552     86,649,735     855,422     17,642,517
----------------------------------------------------  -------------------------
Shares reacquired          (2,413,115)   (35,334,535)   (212,259)    (4,357,417)
----------------------------------------------------  -------------------------
Increase                    2,835,437   $ 51,315,200)    643,163   $ 13,285,100
-------------------------------------------------------------------------------

                                                            Year Ended 11/30/97
                           ----------------------------------------------------
                                    Small-Cap Series           Large-Cap Series
                           -------------------------  -------------------------
Class B                        Shares         Amount      Shares         Amount
----------------------------------------------------  -------------------------
Sales of shares            11,224,852   $176,836,027     637,050   $ 11,698,773
----------------------------------------------------  -------------------------
Shares issued to share-
holders in reinvestment
of realized gain from
investment transactions            --             --      21,691        350,304
----------------------------------------------------  -------------------------
Total                      11,224,852    176,836,027     658,741     12,049,077
----------------------------------------------------  -------------------------
Shares reacquired            (149,680)    (2,390,178)    (66,101)    (1,220,331)
----------------------------------------------------  -------------------------
Increase                   11,075,172   $174,445,849)    592,640   $ 10,828,746
-------------------------------------------------------------------------------

                                                            Year Ended 11/30/98
                           ----------------------------------------------------
                                    Small-Cap Series           Large-Cap Series
                           -------------------------  -------------------------
Class C                        Shares         Amount      Shares         Amount
----------------------------------------------------  -------------------------
Sales of shares             2,714,384   $ 45,179,963     306,208   $  6,291,017
----------------------------------------------------  -------------------------
Shares issued to share-
holders in reinvestment
of realized gain from
investment transactions48     766,807          3,059      58,812
----------------------------------------------------  -------------------------
Total                       2,762,520     45,946,770     309,267      6,349,829
----------------------------------------------------  -------------------------
Shares reacquired          (1,441,481)   (21,034,948)    (34,936)      (698,216)
----------------------------------------------------  -------------------------
Increase                    1,321,039   $ 24,911,822)    274,331   $  5,651,613
-------------------------------------------------------------------------------

                                                                         4/1/97
                                                               (Commencement of
                                           Offering Class C Shares) to 11/30/97
                           ----------------------------------------------------
                                    Small-Cap Series           Large-Cap Series
                           -------------------------  -------------------------
Class C                        Shares         Amount      Shares         Amount
----------------------------------------------------  -------------------------
Sales of shares             3,183,837   $ 52,458,907      91,007   $  1,785,418
----------------------------------------------------  -------------------------
Shares reacquired             (74,685)    (1,239,045)    (10,568)      (207,738)
----------------------------------------------------  -------------------------
Increase                    3,109,152   $ 51,219,862)     80,439   $  1,577,680
-------------------------------------------------------------------------------

                                                                       12/30/97
                                                               (Commencement of
                                                    Offering Class Y Shares) to
                                                                       11/30/98
                                                -------------------------------
                                                               Small-Cap Series
                                                -------------------------------
Class Y                                            Shares                Amount
-------------------------------------------------------------------------------
Sales of shares                                 2,570,909          $ 41,312,430
-------------------------------------------------------------------------------
Shares reacquired                                 (92,873)           (1,171,704)
-------------------------------------------------------------------------------
Increase                                        2,478,036          $ 40,140,726
-------------------------------------------------------------------------------

4. Distributions

Dividends from net investment income are declared annually for the Small-Cap Series and semi-annually for the Large-Cap Series. Net realized gain from investment transactions, if any, is distributed to shareholders annually. At November 30, 1998, accumulated net realized gain (loss) for each Series was as follows:

-------------------------------------------------------------------------------
Small-Cap Series                                                   $(30,380,175)

Large-Cap Series                                                   $  1,187,636
-------------------------------------------------------------------------------

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles. Distributions declared on December 10, 1998 and payable on December 18, 1998 to shareholders of record on December 10, 1998 were as follows:

                                                               Rate    Aggregate
Dividends                                                 Per Share       Amount
--------------------------------------------------------------------------------
Large-Cap Series-Class A - Net Investment Income              $0.07     $307,591

Large-Cap Series-Class A - Capital Gains                       0.17      747,006

Large-Cap Series-Class B - Capital Gains                       0.17      272,904

Large-Cap Series-Class C - Capital Gains                       0.17       60,913
--------------------------------------------------------------------------------

5. Purchases and Sales of Securities

Purchases and sales of securities (other than short-term investments) for the year ended November 30, 1998 were as follows:

Series                                          Purchases                  Sales
--------------------------------------------------------------------------------
Small-Cap                                    $562,296,840           $355,342,025
Large-Cap                                    $150,505,731           $ 97,337,280
--------------------------------------------------------------------------------

As of November 30, 1998, net unrealized appreciation, unrealized appreciation and unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

                           Net Unrealized
                             Appreciation          Unrealized         Unrealized
Series                      (Depreciation)       Appreciation       Depreciation
--------------------------------------------------------------------------------
Small-Cap                    $(34,709,351)       $ 47,268,740       $ 81,978,091
Large-Cap                    $ 18,610,081        $ 20,324,649       $  1,714,568
--------------------------------------------------------------------------------

The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes. Transactions in call options written during the year ended November 30, 1998 for the Large-Cap Series were as follows:

                                                          Number       Premiums
Series                                              of Contracts       Received
-------------------------------------------------------------------------------
Options outstanding at November 30, 1997                      --       $     --
-------------------------------------------------------------------------------
Options written                                              305       $ 45,570
-------------------------------------------------------------------------------
Options exercised                                           (145)      $(21,290)
-------------------------------------------------------------------------------
Options expired                                             (160)      $(24,280)
-------------------------------------------------------------------------------
Options outstanding at November 30, 1998                      --       $     --
-------------------------------------------------------------------------------

6. Directors' Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Directors' fees payable at November 30, 1998, under a deferred compensation plan, were $4,900.

7. Line of Credit

Each Series, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.06% per annum. There were no loans outstanding pursuant to this Facility at November 30, 1998, nor was the Facility utilized at any time during the year.

Notes to Financial Statements

8. Transactions with Affiliated Companies

An affiliated company is a company in which a Series has ownership of at least 5% of the voting securities of the underlying issuer. Small-Cap-Series had the following transactions during the period with companies that are affiliates:

                                                                                                           Realized         Dividend
                                   Balance of                           Balance of          Market       Gain (Loss)          Income
                                  Shares Held       Gross    Gross     Shares Held           Value  Dec. 1, 1997 to  Dec. 1, 1997 to
Affiliates                      Nov. 30, 1997   Purchases    Sales   Nov. 30, 1998   Nov. 30, 1998    Nov. 30, 1998     Nov. 30,1998
------------------------------------------------------------------------------------------------------------------------------------
BEI Technologies Inc.                      --     400,000       --         400,000     $ 4,850,000        $      --      $     2,946
------------------------------------------------------------------------------------------------------------------------------------
Michael Baker Corp.                   450,000     100,000       --         550,000       5,087,500               --               --
------------------------------------------------------------------------------------------------------------------------------------
Elder-Beerman Stores Corp.                 --     675,000       --         675,000       9,745,313               --               --
------------------------------------------------------------------------------------------------------------------------------------
Garan Inc.                            220,000      50,000   10,000         260,000       7,020,000           25,215          367,000
------------------------------------------------------------------------------------------------------------------------------------
Gerber Childrenswear Inc.                  --     750,000       --         750,000       7,078,125               --               --
------------------------------------------------------------------------------------------------------------------------------------
Kollmorgen Corp.                      391,500      83,500   25,000         450,000       8,550,000               78           36,054
------------------------------------------------------------------------------------------------------------------------------------
Moog Inc. Class A                     210,000     345,000    7,900         547,100      15,865,900          (19,806)              --
------------------------------------------------------------------------------------------------------------------------------------
Neutral Posture Ergonomics, Inc.      128,000     182,000       --         310,000       1,240,000               --               --
------------------------------------------------------------------------------------------------------------------------------------
North Face Inc.                       135,000     794,600   29,600         900,000      11,362,500         (232,928)              --
------------------------------------------------------------------------------------------------------------------------------------
Oshkosh Truck Corp.                        --     400,000       --         400,000      12,000,000               --          116,200
------------------------------------------------------------------------------------------------------------------------------------
Rogers Corp.                          262,900     422,100       --         685,000      18,580,625               --               --
------------------------------------------------------------------------------------------------------------------------------------
Scholastic Corp.                      230,000     236,600   98,500         368,100      17,530,763          897,024               --
------------------------------------------------------------------------------------------------------------------------------------
Smithway Motor Express Corp.          120,000     205,000       --         325,000       2,884,375               --               --
------------------------------------------------------------------------------------------------------------------------------------
Stride Rite Corp.                   1,615,000     855,000       --       2,470,000     $21,766,875        $      --      $   468,325
------------------------------------------------------------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Research Fund, Inc.:

We have audited the accompanying statements of net assets of Lord Abbett Research Fund, Inc.-Small-Cap Series and Large-Cap Series as of November 30, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Research Fund, Inc.-Small-Cap Series and Large-Cap Series at November 30, 1998, the results of their operations, the changes in their net assets and their financial highlights for each of the periods presented in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
January 8, 1999                                                  ---------------
                                                                    BULK RATE
[LOGO](R)  LORD, ABBETT & CO.                                     U.S. POSTAGE
           Investment Management                                      PAID
A Tradition of Performance Through Disciplined Investing         PERMIT NO. 2405
                                                                  NEW YORK, N.Y.
Lord Abbett mutual fund shares are distributed by:               ---------------

LORD ABBETT DISTRIBUTOR LLC                                          LARF-2-1198
------------------------------------------------------------
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (1/99)